UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported): August 13, 1999

  XATA Corporation
(Name of small business issuer in its charter)

          Minnesota                   0-27166                   41-1641815
(State of other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)



151 East Cliff Road, Burnsville, MN                               55337
(Address of principal executive offices)                        (Zip Code)


Issuer's telephone number: 612-894-3680

(Former name, former address and former fiscal year, if changed since last report): N/A

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TABLE OF CONTENTS


Item 4. Change in Registrant's Certifying Accountant ..........................1

Item 7. Exhibits ..............................................................2

SIGNATURES ....................................................................3

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 13, 1999, XATA Corporation's (XATA) Board of Directors determined that it would be in the best interests of the Company to cease the relationship with its independent accounting and audit firm, McGladrey & Pullen, LLP (McGladrey). McGladrey acted as independent accountant and auditors with respect to the Company's financial statements for the previous two fiscal years ended September 30, 1998. The reports of McGladrey on the financial statements of the Company for its fiscal years ended September 30, 1998 and 1997, did not contain any adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles. The report of McGladrey on the financial statements for the fiscal year ended September 30, 1998, included an explanatory paragraph regarding the uncertainty of the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and the subsequent interim period through August 13, 1999, (i) there were no disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter of the disagreement in connection with its reports (a "Disagreement") and (ii) there were no reportable events, as defined in
     Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (a "Reportable Event"). The decision to replace McGladrey was not the result of any disagreement between the Company and McGladrey on any matter of accounting principal or practice, financial statement disclosure or audit procedure nor any dispute with respect to the Company's ability to continue as a "going concern."

     On August 13, 1999, Grant Thornton LLP (Grant) was selected by the Company's Board of Directors, upon the recommendation of its audit committee, as the Company's new independent accountant and audit firm. Grant will audit the Company's financial statements to be included in the Company's form 10-KSB for the fiscal year ending September 30, 1999. The Company intends to have Grant continue to serve as the Company's independent accounting and audit firm for the fiscal year ending September 30, 2000. During the last two fiscal years, the Company did not consult with Grant on any matters related to accounting principles or practice, financial statement disclosures or audit procedures.

     The Company has furnished McGladrey with a copy of this Form 8-K and has requested that McGladrey furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. A copy of McGladrey's letter to the Commission, dated August 19, 1999, is filed as Exhibit 16.1 to this current report on Form 8-K.


                                        1
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ITEM 7. EXHIBITS

     16.1 Letter from McGladrey & Pullen, LLP on Change of Certifying
     Accountants


                                        2
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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 19, 1999                 XATA Corporation



                                       By
                                          ------------------------------
                                          Gary C. Thomas, Chief
                                          Financial Officer (Principal
                                          accounting and financial
                                          officer)


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